                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


Date of Report: November 21, 1997

                           COVENTRY INDUSTRIES CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

  FLORIDA                           000-22653                      65-0353816
----------------                   -------------                 --------------
(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                  Identification
incorporation)                                                       Number)

                          7777 Glades Road, Suite 211
                             Boca Raton, Fl 333433
                             ---------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 561-488-4802

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)




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         The Registrant hereby amends the items of its Report on Form 8-K as filed on November 21, 1997 as set forth below:

Item 7.           Financial Statements and Exhibits.

         The following unaudited proforma condensed combined balance sheet and statements of operations as of and for the year ended June 30, 1997, give effect to the September 1, 1997 (effective date) acquisition of LPS Acquisition Corp. The proforma information is based on the following: historical financial statements of Coventry Industries, Corp. and LPS Acquistion Corp. giving effect to the purchase of the assets of Kedac, Inc. and the assumptions and adjustments in the accompanying notes.

         The proforma balance sheet reflects the historical balance sheet of Coventry Industries, Corp. (Formerly Workforce Systems, Corp.) as of June 30, 1997, combined with the historical balance sheet of Kedac, Inc. as of June 30, 1997, as if the acqusition had been effective as of the date presented. The proforma statement of operations reflects the historical statement of operations of Coventry Industries, Corp. (Formerly Workforce Systems, Corp.) and Kedac, Inc. for the year ended June 30, 1997, combined with the historical statement of operations of Federal Supply, Inc. for the eleven months ended May 31, 1997, as if the acqusition had been effective since the beginning of the period. On May 29, 1997 Coventry industries Inc. acquired all of the issued and outstanding common stock of Federal Supply, Inc. The proforma adjustments to the historical financial statements consist of the purchase of certain assets of Kedac, Inc. by LPS Acquisition Corp. and the amortization of intangibles and depreciation of equipment acquired on September 1, 1997.

        These proforma operations may not be indicitive of the results that actually would have occurred if the combination had been in effect on the date indicated or which may be obtained in the future.

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                            COVENTRY INDUSTRIES CORP
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997
                                   (Unaudited)

                                                                   Historical
                                     -------------------------------------------------------------
                                                       Federal
                                                      Supply, Inc.
                                                    For the eleven        LPS
                                      Coventry       months ended     Acquisition                         Proforma       Combined
                                     Industries      May 31, 1998        Corp.         Kedac, Inc.       Adjustments       Total
                                    -----------      -----------      -----------      -----------       -----------    -----------
Revenue                             $ 4,653,286      $ 2,675,603      $                $ 2,345,408                      $ 9,674,297
Cost of sales                         3,518,500        2,290,733                         2,481,347                        8,290,580
                                    -----------      -----------      -----------      -----------                      -----------

Gross profit                          1,134,786          384,870                0         (135,940)                       1,383,716

Operating expenses
  General and administrative          1,327,546          770,746                           620,192                        2,718,484
  Depreciation and amortization         282,398                0                           329,176 (2)     (318,576)        292,998
  Provision for doubtful accounts       246,013                0                            77,791                          323,804
  Professional fees                     308,996                0                            30,008                          339,004
  Marketing and public relations        464,596                0                             3,298                          467,894
                                    -----------      -----------      -----------      -----------                      -----------
                                      2,629,549          770,746                0        1,060,465                        4,142,184

Operating income (loss)              (1,494,763)        (385,876)               0       (1,196,405)                      (2,758,468)

Other expenses
  Interest expense                       65,488                                            216,040 (2)     (141,040)        140,488
  Acquisition expense                   110,000                                                                             110,000
  Provision for lawsuits                                                                   780,000 (2)     (780,000)              0
  Reorganization items                                                                     484,806 (2)     (484,806)             (0)
  Startup expenses                    1,357,899                                                                           1,357,899
                                    -----------      -----------      -----------      -----------                      -----------

                                      1,533,387                0                0        1,480,846                        1,608,387
                                    -----------      -----------      -----------      -----------                      -----------

Loss before income tax benefit       (3,028,150)        (385,876)               0       (2,677,251)                      (4,366,855)
Income tax (benefit)                   (133,399)                                                                           (133,399)
                                    -----------      -----------      -----------      -----------                      -----------

Net income (loss)                   $(2,894,751)     $  (385,876)     $         0      $(2,677,251)                     $(4,233,456)
                                    ===========      ===========      ===========      ===========                      ===========

Income (loss) per share

Net loss per common share           $     (3.58)                                                                        $     (3.93)
                                    ===========                                                                         ===========

Weighted average shares                 808,421                                                                           1,078,421
                                    ===========                                                                         ===========
  outstanding

                            COVENTRY INDUSTRIES CORP
                       (FORMERLY WORKFORCE SYSTEMS CORP.)
                        PROFORMA CONDENSED BALANCE SHEET
                                  JUNE 30, 1997
                                   (Unaudited)




In combining the entities, the following proforma adjustments have been made:

(1)    Other assets (goodwill)                       726,469
       Trade accounts payable                        555,173
       Accrued expenses                              824,642
       Current maturities of long-term debt        1,126,841
       Note payable - related party                1,621,546
       Prepaid expenses                                               12,079
       Property, plant and equipment                                 815,200
       Total stockholders' equity                                  4,027,392

       To record the purchase of assets of Kedac, Inc. and the assumption of related liabilities related to the assets purchased.


(2) For purpose of presenting the proforma condensed statement of operations the following adjustments have been made:

       Increase (decrease) in income:
       Depreciation and amortization                            $   (279,176)
       Depreciation and amortization (Federal Supply)                (39,400)
       Interest expense                                             (141,040)
       Reorganization items                                         (780,000)
       Startup expenses                                             (484,806)
                                                                ------------
                                                                $ (1,724,422)
                                                                ============

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 1998                      By: /s/ Robert L. Hausman
                                            ---------------------------
                                               Robert L. Hausman,
                                               President




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